JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM GLOBAL EQUITY FUND

JOHCM INTERNATIONAL SELECT FUND

JOHCM INTERNATIONAL SMALL CAP EQUITY FUND

JOHCM ASIA EX-JAPAN EQUITY FUND

JOHCM EMERGING MARKETS SMALL MID CAP EQUITY FUND

JOHCM US SMALL MID CAP EQUITY FUND

JOHCM INTERNATIONALL OPPORTUNITIES FUND

(“JOHCM Funds”)

EACH, A SERIES OF ADVISERS INVESTMENT TRUST (THE “TRUST”)

Supplement dated June 15, 2017

to the Summary Prospectuses, Prospectus and Statement of Additional Information dated January 28, 2017

At a Special Meeting of Shareholders expected to be held on or about August 31, 2017 (the “Meeting”), shareholders of the JOHCM Funds will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and the JOHCM Funds’ existing advisor, J O Hambro Capital Management Limited (“JOHCM”), and shareholders of the JOHCM International Small Cap Equity Fund and JOHCM US Small Mid Cap Equity Fund (together, the “Sub-Advised Funds”) will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) between JOHCM and the Sub-Advised Funds’ existing sub-advisor, JOHCM (USA) Inc. (“JOHCM USA”).

On May 26, 2017, Westpac Financial Services Group Limited (“Westpac”) reduced its holdings in BTIM UK Limited, the direct parent company of JOHCM and the indirect parent company of JOHCM USA (the “Transaction”). BTIM UK Limited represents a non-core asset for Westpac, reflected in the fact that the group has been selling down its stake in recent years. This latest share sale was therefore an expected business development and has no bearing upon JOHCM’s or JOHCM USA’s day to day operations. Under the Investment Company Act of 1940, as amended (the “1940 Act”), Westpac’s sale constituted a change in control of JOHCM and JOHCM USA, which in turn resulted in the assignment and termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust and JOHCM and the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) between JOHCM and JOHCM USA. Shareholders are being asked to vote on the New Agreements in order to allow JOHCM and, as applicable, JOHCM USA, to continue managing the assets of the JOHCM Funds. The New Agreements are identical in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreement.

The change of control will not result in any changes to the JOHCM Funds’ investment strategies or the day-to-day management of the JOHCM Funds, or in any increase in the fees and expenses of the JOHCM Funds.

At a meeting on September 14, 2016, the Board of Trustees of the Trust (the “Board”) unanimously renewed the Current Advisory Agreement and Current Sub-Advisory Agreement. In anticipation of the Transaction and because the Transaction would not result in a change in services provided to the JOHCM Funds, the personnel providing the services or the fees charged for the services, renewal of the Current Investment Advisory Agreement and the Current Sub-Advisory Agreement was deemed to constitute approval of the New Advisory Agreement and New Sub-Advisory Agreement, respectively. At the same meeting, and also in anticipation of the Transaction, the Board approved an interim investment advisory agreement between the Trust and JOHCM and an interim sub-advisory agreement between JOHCM and JOHCM USA (collectively, the “Interim Agreements”) to take effect on the termination of the Current Advisory Agreement and Current Sub-Advisory Agreement. Pursuant to the Interim Agreements, JOHCM and JOHCM USA, respectively, will continue to provide advisory services to the JOHCM Funds, as applicable, until the earlier of: (i) the date on which each Fund’s shareholders approve the New Advisory Agreement between the Trust, on behalf of the JOHCM Funds, and JOHCM, and the New Sub-Advisory Agreement between JOHCM and JOHCM USA; or (ii) one-hundred fifty (150) days from the date of the termination. The Interim Agreements are identical in all material respects to the Current Advisory Agreement and Current Sub-Advisory Agreement. However, under the Interim Agreements, all investment advisory fees and investment sub-advisory fees will be held in escrow pending the approval of the New Advisory Agreement by each Fund and the New Sub-Advisory Agreement by each Sub-Advised Fund.

At a meeting held on June 15, 2017, the Board reaffirmed its approval of the New Agreements. The New Advisory Agreement and New Sub-Advisory Agreement are subject to, and will take effect upon, the approval by the affirmative vote of a “majority of outstanding voting securities” (as defined in the 1940 Act) of each JOHCM Fund and each Sub-Advised Fund, respectively.

Shareholders of record as of June 14, 2017 will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Agreements will be mailed to such shareholders in July 2017.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any JOHCM Funds, nor is it a solicitation of any proxy.

This Supplement, and the Prospectus and Statement of Additional Information dated January 28, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference.